Exhibit 99.2

Shareholder Presentation August 12, 2019 Nasdaq: MMAC www.mmacapitalholdings.com 3600 O’Donnell Street, Suite 600, Baltimore, MD 21224 (443) 263-2900

Disclaimer • This presentation and any related oral statements contain forward-looking statements intended to qualify for the safe harbor contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often include words such as “may,” “will,” “should,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “seek,” “would,” “could” and similar words or expressions and are made in connection with discussions of future operating or financial performance. • Forward-looking statements reflect our management’s expectations at the date of this presentation regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated by the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this presentation. They include the factors discussed in “Part I, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission (“SEC”) on March 14, 2019. • Readers are cautioned not to place undue reliance on forward-looking statements in this presentation. We do not undertake to update any forward-looking statements included in this presentation. The statements in this presentation are for the convenience of our shareholders, capital partners and other stakeholders and are qualified in their entirety by reports that we file with the SEC. 2 MMA Capital Holdings, Inc.

Company Overview 3 MMA Capital Holdings, Inc. Primarily invests in debt associated with renewable energy infrastructure with a runoff portfolio of real estate assets Strong focus on investments with attractive risk-adjusted returns that generate positive environmental or social impacts Externally managed by Hunt Investment Management, LLC1, a diverse public infrastructure and real estate asset manager Substantial federal net operating losses (“NOLs”), which enable the tax efficient reinvestment of net income KEY INVESTMENT HIGHLIGHTS Experienced Management Team with Proven Track Record Aligned Economic Interests Among Management and Shareholders Access to Extensive Renewable Energy Loan Origination Platform Strong Credit and Asset Management Capabilities Investment Strategy Well Positioned for Current Market Environment 1 Additional information about Hunt Investment Management, LLC is described in its brochure (Part 2A of Form ADV) available at wwww.adviserinfo.sec.gov.

Track Record Through opportunistic investments, prudent leverage and staying true to our mission and core competencies, MMA Capital Holdings, Inc. (“MMAC,” “our” or the “Company”) has generally realized significant growth in its two key long-term performance metrics, diluted common shareholders’ equity per share (“Book Value per Share”) and market price (“Share Price”), since December 31, 2013. 4 MMA Capital Holdings, Inc. $396.1 million of NOLs which could enable the Company to offset up to $83.2 million of future federal income taxes1 NOLs are currently fully reserved and therefore, have no impact on our Book Value At June 30, 2019, $88.9 million of subordinated debt, which was reported at its amortized cost of $96.6 million, had a fair value of $48.3 million2 WHAT IS NOT REFLECTED IN BOOK VALUE 1 The disclosed pre-tax NOLs are presented as of December 31, 2018, of which approximately $380 million are subject to expiration between 2028 and 2035. Based on the Company’s corporate tax rate of 21% and its 5.9 million common shares at June 30, 2019, tax savings of up to $83.2 million, or $14.10 per share, could be realized using such NOLs. 2 As of June 30, 2019, the estimated fair value of the subordinated debt was $8.21 less than the amortized cost on a per share basis, using a market yield of 11.50%, which is inherently judgmental.

External Manager Hunt Investment Management is part of Hunt Companies, Inc. (“Hunt”), which was founded in 1947 and is privately owned. Hunt is dedicated to fostering long-term partnerships through the development, investment, management and financing of real estate investments and public infrastructure. 5 MMA Capital Holdings, Inc. Hunt’s senior management team that is responsible for MMAC averages 25 years of experience in either renewable energy or real estate and 16 years working with MMAC Experienced Management Team with Proven Track Record Aligned Economic Interests Among Management and Shareholders Access to Extensive Renewable Energy Loan Origination Platform Strong Credit and Asset Management Capabilities Hunt’s Renewables team, which is responsible for the origination, underwriting and asset management of MMAC’s renewable energy debt investments, collectively has 90+ years of experience in the energy and project development sector and has realized no loss of principal on $1.7 billion of project debt commitments since inception in 2015 Hunt’s Renewables team has deep relationships and significant “reputational equity” with experienced developers within the commercial and utility scale solar project development sector. Typically, this team reviews at least $2 billion of opportunities annually and maintains a pipeline of at least $500 million in active deals Hunt's employees who serve as MMAC's executive officers and an affiliate of Hunt collectively own approximately 15% of the outstanding shares of the Company, in addition to the 2% owned by MMAC’s other directors

Q2 2019 Key Updates 6 MMA Capital Holdings, Inc. FINANCIAL RESULTS ▪ As of June 30, 2019, Book Value was $214.6 million, or $36.46 per share, which represented a net increase of $2.2 million, or $0.35 per share, for the quarter ▪ In the second quarter, we recognized $23.2 million of Net Income, of which $5.0 million was investment income from the Energy Capital portfolio, offset by $21.1 million of Other Comprehensive Loss ▪ Growth for the quarter was tempered by $1.7 million of net fair value losses on our interest rate hedge derivatives due to a decline in interest rates during the quarter HIGHLIGHTS DURING THE QUARTER ▪ Share Price increased 10.5% during the second quarter ▪ The discount between Share Price and Book Value per Share was reduced from 16.1% at March 31, 2019 to 8.2% at June 30, 2019 ▪ On June 28, 2019, the Company’s common shares were admitted to the Russell 2000, which resulted in a meaningful increase in the institutional ownership of our shares through mutual funds that track that index ▪ Investments in the Energy Capital portfolio increased by $40.1 million during the quarter to $170.5 million ▪ During the quarter, bond-related investments declined by $48.4 million to $35.2 million through permitted redemptions and dispositions, and all our $33.4 million of bond-related debt outstanding at March 31, 2019 was repaid INVESTMENT PORTFOLIO OVERVIEW ▪ As of June 30, 2019, the Company’s $170.5 million investment in the Energy Capital portfolio represented 52% of total assets and 79% of Book Value ▪ The underlying late stage development, construction and permanent solar loan investments in the Energy Capital portfolio had a weighted-average (“WA”) maturity of 10 months and a WA coupon of 11.5% ▪ The Company expects to continue to recycle equity out of existing investments that are generating lower returns into the Energy Capital portfolio, which we believe will generate higher returns, to increase the Company’s return on equity CAPITALIZATION ▪ As of June 30, 2019, the Company had debt with an unpaid principal balance (“UPB”) of $100.4 million, which had a GAAP carry value of $107.9 million and a fair value of $59.1 million ▪ Our Debt to Book Value ratio was 0.50x at June 30, 2019

Strategic Focus 7 MMA Capital Holdings, Inc. MMAC’s strategic objectives are to increase its return on equity and grow Book Value per Share and Share Price • Through our External Manager, the Company has access to an extensive renewable energy loan origination platform that offers compelling risk-adjusted returns • In 2019, the Company disposed of a significant portion of its leveraged bond-related investments, which were projected to generate lower returns, and redeployed this recycled equity into renewable energy debt investments within our Energy Capital portfolio that we believe will generate higher returns Currently, we are focusing on growing our Energy Capital portfolio, which we believe is critical to this success • The Company will continue to recycle capital from existing investments that generate lower returns relative to what we believe we can realize through investments in the Energy Capital portfolio • After de-leveraging the bond-related debt, we are now exploring ways to optimize the Company’s capitalization by efficiently deploying prudent leverage that will support additional growth of the Energy Capital portfolio

Portfolios – Overview In this portfolio, we invest in loans that finance renewable energy projects to enable developers, design and build contractors and system owners to develop, build and operate renewable energy systems throughout North America. These loans include late-stage development, construction and permanent loans. To date, this portfolio has been financed with equity capital. In this portfolio, we manage the Company’s cash, loan receivables, bond-related investments, real estate- related investments, subordinated debt and other assets and liabilities. This portfolio is the focus of our recycling efforts. 8 MMA Capital Holdings, Inc. $213 of Book Value at 12/31/17 $[150] of Debt $[363] of Assets Energy Capital Other Assets and Liabilities Balance Sheet Carrying Values by Portfolio $ in millions

• In the Energy Capital portfolio, MMAC typically invests alongside an institutional capital partner in three ventures (“Solar Ventures”) that primarily finance the development and construction of renewable energy projects. • The combined carrying value of MMAC’s investment in the Solar Ventures has significantly increased recently as a result of net capital contributions from the Company and net earnings allocable to the Company. • During the second quarter of 2019, MMAC held a 50% economic ownership interest in each of the underlying loans in the Solar Ventures1. • The Solar Ventures have exclusivity on late-stage development, construction and permanent renewable energy loan opportunities in North America that are originated and managed by our External Manager. • The current strength of the renewable energy marketplace and the External Manager’s pipeline affords MMAC the opportunity to deploy additional capital derived from recycled equity from the Other Assets and Liabilities portfolio into the Energy Capital portfolio, at what we believe are attractive risk-adjusted returns. Energy Capital 9 MMA Capital Holdings, Inc. 1 On July 10, 2019, the Company and its capital partner in the Solar Ventures agreed that the Company would fund 2% and the capital partner would fund the remaining 98% for a particular capital call, thereby causing the Company’s ownership interest in one of the Solar Ventures to decrease below 50%.

Energy Capital – Solar Ventures • The Solar Ventures typically target loans with the following characteristics: • During the second quarter of 2019, the Solar Ventures closed $246.3 million of loan commitments. • As of June 30, 2019, the loans that were funded through the Solar Ventures had an aggregate UPB of $273.8 million and aggregate unfunded loan commitments to borrowers of $296.0 million. • The composition of the Solar Venture loan portfolio at June 30, 2019 was as follows: 10 MMA Capital Holdings, Inc. SIZE DURATION UNDERWRITTEN IRR 10% to 15%, before expenses ORIGINATION FEE 1.0% to 3.0% on committed capital COUPON Fixed rate between 7.0% and 18.0% $2 million to $50+ million Between 3 months and 5 years GEOGRAPHY United States $ in millions WA COUPON WA REMAINING MATURITY 11.5% 10 months UPB by Product Type AVERAGE IDLE EQUITY IN THE SOLAR VENTURES DURING THE QUARTER Approximately 13% AVERAGE LOAN COMMITMENT $12.9 million

Solar Ventures’ Track Record: 2015 through June 30, 2019 11 MMA Capital Holdings, Inc. Closed 133 project-based loans totaling $1.7Bn of debt commitments to finance 630+ solar projects across 19 states(1) 98 loans totaling $1.1Bn have repaid with a WA IRR of 15.9% and no principal losses Projects will generate over 4.8 gigawatts of renewable energy 139MM metric tons of CO2 avoided, equivalent to 15.6Bn gallons of gasoline (1) Included in the state count is the U.S. Territory of Puerto Rico Geographic Concentration Closed Loan Commitments by Product Type

Other Assets and Liabilities 12 MMA Capital Holdings, Inc. Hunt Loan Receivable • A secured note that generates interest income at an interest rate of 5.0% and that had a carrying value and UPB of $67.0 million at June 30, 2019 • The note is interest only until March 31, 2020 when it will begin to amortize in 20 equal quarterly installments of $3.35 million over the following five years Real Estate-Related Investments • An equity investment in Spanish Fort Town Center, a mixed-use development located near Mobile, AL • A land development project in Winchester, VA • A limited partnership interest in the South Africa Workforce Housing Fund • All these assets are non-core and subject to disposition, or runoff, but the timeline for each is currently unclear Bond-Related Investments • As of June 30, 2019, the carrying value of our bond investments was $35.2 million, which consisted of unrated, unleveraged fixed rate bonds that finance infrastructure and affordable housing in the U.S. NOL CARRY FORWARDS • At June 30, 2019, our $124.5 million of deferred tax assets (“DTAs”) were fully reserved given management’s assessment of their realizability, which is evaluated every reporting period LIBOR-BASED LONG-TERM SUBORDINATED DEBT • Our subordinated debt, which is senior only to shareholders’ equity and has limited financial covenants, carries an interest rate of 3-month LIBOR plus a 2.0% spread and amortizes 2.0% annually until a balloon payment at maturity in 2035 • The interest rate risk associated with this debt is partially hedged until October 2026 with interest rate swaps, which effectively fix $35 million of LIBOR exposure at 1.61%, and a $35 million 3.0% interest rate cap • LIBOR is widely expected to be discontinued in the marketplace after 2021 and while there are provisions for such a transition in the debt documents, the effect of those provisions and the impact of the loss of LIBOR on the subordinated debt and the associated hedges cannot be accurately predicted at this time The Other Assets and Liabilities portfolio includes primarily the following assets, which are subject to our recycling efforts, and liabilities. HUNT LOAN RECEIVABLE REAL ESTATE-RELATED INVESTMENTS BOND-RELATED INVESTMENTS

Future 13 MMA Capital Holdings, Inc. • Staying true to our mission • Retaining and reinvesting our pre-tax earnings by using our NOLs Moving forward, we expect MMAC to grow its Book Value per Share and Share Price by: • Increasing the Company’s return on invested capital by redeploying equity out of the Other Assets and Liabilities portfolio and into the Energy Capital portfolio • Offering additional equity, when accretive • Until accretive, we continue to assess the implementation of additional share buyback plans • Leveraging our investments prudently • Identifying and deploying leverage for the Energy Capital portfolio • Lowering our overhead in total and as a percentage of equity • Exploring opportunities in related investment spaces

Appendix – Select Financial Data The select financial data provided in this Appendix can be found in MMAC’s June 30, 2019 Form 10-Q. 14 MMA Capital Holdings, Inc.

Appendix 15 MMA Capital Holdings, Inc. Appendix – Select Income Statement and Per Share Data MMA Capital Holdings, Inc. Consolidated Financial Highlights (Unaudited)

Appendix 16 MMA Capital Holdings, Inc. Appendix – Select Balance Sheet Data and Rollforward of Common Shareholders’ Equity MMA Capital Holdings, Inc. Consolidated Financial Highlights (Unaudited)

Nasdaq: MMAC For more information, please visit our website at www.mmacapitalholdings.com Or, contact Investor Relations directly at 443-263-2900 | 855-650-6932 info@mmacapitalholdings.com 17 MMA Capital Holdings, Inc.